                                                                    EXHIBIT 2(A)

CRAIG M. PRIM (077820)
JANICE M. MURRAY (099996)
DIANA L. DONABEDIAN (191384)                          [FILED 00 JUN 15 AM 10:01]
MURRAY & MURRAY
A Professional Corporation
3030 Hansen Way, Suite 200
Palo Alto, CA 94304-1009
(650) 852-9000

Attorneys for Debtor



                         UNITED STATES BANKRUPTCY COURT

                         NORTHERN DISTRICT OF CALIFORNIA

                                SAN JOSE DIVISION

In re:                                          )Case No.  99-50736-JRG-11
                                                )
Site Technologies, Inc.,                        )Chapter 11
dba DeltaPoint, Inc.                            )
                                                )Date: June 12, 2000
Debtor.                                         )Time: 2:00 p.m.
                                                )Place: Courtroom 3020
EIN No.: 77-0212760                             )Judge: Hon. James R. Grube
                                                )
--------


                           ORDER CONFIRMING DEBTOR'S
                      FIRST AMENDED PLAN OF REORGANIZATION

        The Debtor's First Amended Plan of Reorganization dated April 25, 2000 (the "First Amended Plan") filed by Site Technologies, Inc. (the "Debtor") on April 25, 2000 having been transmitted to creditors, equity security holders and other parties in interest;

        Confirmation of the First Amended Plan having come on for hearing before this Court on June 12, 2000; Janice M. Murray of Murray & Murray, A Professional Corporation appearing on behalf of the Debtor; other appearances are as noted in the record; the Court having reviewed all of the pleadings filed in connection with confirmation of the First Amended Plan; the Court having considered the representations and arguments of counsel; and good cause appearing;

        It having been determined after hearing on notice, upon the submission of competent and admissible evidence, that:

        A. The Debtor filed its Voluntary Petition under Chapter 11 of Title 11, the United States Code (the "Bankruptcy Code") on February 2, 1999; and

        B. The Debtor's First Amended Plan and the Debtor's First Amended Disclosure Statement (the "Disclosure Statement") were filed on April 25, 2000; and

     3. The Court entered its Order Approving First Amended Disclosure Statement, Fixing Time For Filing Acceptances or Rejections of Plan, Fixing Time for Confirmation Hearing, Combined with Notice Thereof (the "Order") on April 26, 2000; and

     4. Service of the First Amended Plan, the Disclosure Statement, the Order and a Ballot for Accepting or Rejecting Plan was duly and properly made on all known holders of claims against and interests in the Debtor, as well as to other parties in interest entitled to such notice; and

     5. No plan other than the First Amended Plan has been filed by any party in interest in this case; and

     6. No timely objections to confirmation of the First Amended Plan have been asserted; and

     7.   The Debtor has complied with the provisions of 11 U.S.C. Section 1127;
and

     8. The requirements for confirmation set forth in 11 U.S.C. Section 1129(a) and Section 1129(b) have been satisfied; and

     9. The First Amended Plan does not discriminate unfairly and is fair and equitable; and

     10. The provisions of Chapter 11 of the Bankruptcy Code have been complied with, and the First Amended Plan has been proposed in good faith and not by any means forbidden by law; and

         11. All payments made or promised by the Debtor for services or for costs and expenses in, or in connection with the First Amended Plan and incident to the case, have either (i) been fully disclosed to the Court and are reasonable; or (ii) will be subject to the approval of the Court; and

         12. The identity, qualifications and affiliations of the person who is to be the Responsible Person of the Debtor after confirmation of the First Amended Plan, have been fully disclosed, and the appointment of such person is equitable and consistent with the interests of creditors and equity security holders and with public policy; and

         13. The identity of any insider that will be retained by the Debtor and such person's compensation have been fully disclosed; and

         14. Each holder of a claim or interest will receive or retain under the First Amended Plan property of a value, as of the Effective Date of the First Amended Plan, that is not less than the amount that such holder would receive or retain if the Debtor were liquidated under Chapter 7 of the Bankruptcy Code on such date; and

         15. The First Amended Plan has been accepted in writing by the creditors and equity security holders whose acceptance is required by law; and

        16. At least one class of claims that is impaired under the First Amended Plan has accepted the First Amended Plan, determined without including any acceptance of the First Amended Plan by any insider; and

        17. Confirmation of the First Amended Plan is not likely to be followed by the need for further financial reorganization of the Debtor; and

        18. The Debtor and Savoir Technology Group, Inc. ("Savoir") having agreed to the allowance of Savoir's secured claim in the approximate amount of $233,698.14 as of June 12, 2000 with interest to continue to accrue at the rate of $54.79 per day thereafter until paid;

        IT IS HEREBY ORDERED that:

        1. The Debtor's First Amended Plan of Reorganization dated April 25, 2000 is hereby confirmed. A copy of the First Amended Plan is attached hereto as Exhibit "A" and incorporated herein by reference.

        2. The Debtor is hereby authorized and directed to take such action, make such decisions and execute such instruments as it shall reasonably deem necessary to effect the implementation and consummation of the First Amended Plan provided that such acts, decisions and instruments are not inconsistent with applicable law or the First Amended Plan.

        3. The First Amended Plan and the Confirmation Order bind the Debtor, any other entity acquiring property under the First Amended Plan, any creditor of and any equity security holder in the Debtor, whether or not the claim or interest of such creditor or equity security holder is impaired under the First Amended Plan, whether or not such claim or interest arose before or after the commencement of the Debtor's Chapter 11 case, and whether or not any such creditor or equity security holder has accepted the First Amended Plan.

     4. All property of the Bankruptcy Estate hereby vests in the Debtor subject to the terms and conditions of the First Amended Plan. All property of the Debtor is hereby free and clear of any liens, encumbrances, claims of creditors and interests of equity security holders, except as otherwise provided in the First Amended Plan.

     5. The Court reserves jurisdiction with regard to the matters and proceedings set forth in Article 13 of the First Amended Plan.

     6. The Debtor shall submit its application for final decree on or before December 29, 2000, unless for good cause shown, the Court grants an extension of time.

     7. Savoir's secured claim shall be allowed in the approximate amount of $233,698.14 as of June 12, 2000 with interest to continue to accrue at the rate of $54.79 per day thereafter until paid.

Dated: June 15, 2000                    /s/ JAMES R. GRUBE
                                        ----------------------------------
                                        United States Bankruptcy Judge

                                                  UNITED STATES BANKRUPTCY JUDGE

APPROVED AS TO FORM AND CONTENT:


UNITED STATES TRUSTEE


By: /s/ NANETTE DUMAS
   ------------------------------------
   Nanette Dumas, Esq.


PILLSBURY, MADISON & SUTRO




By: /s/ JOHN S. WESOLOWSKI
   ------------------------------------
   John S. Wesolowski, Esq.
   Attorneys for Savoir Technology Group

                                                                     EXHIBIT "A"



                  Attach First Amended Plan of Reorganization

CRAIG M. PRIM (077820)                                      [FILED APR 25, 2000]
JANICE M. MURRAY (099996)
STEPHEN T. O'NEILL (115132)
MURRAY & MURRAY
A Professional Corporation
3030 Hansen Way, Suite 200
Palo Alto, CA 94304-1009
(650) 852-9000

Attorneys for Debtor



                         UNITED STATES BANKRUPTCY COURT

                         NORTHERN DISTRICT OF CALIFORNIA

                                SAN JOSE DIVISION

In re:                                          )Case No.  99-50736-JRG-11
                                                )
Site Technologies, Inc.,                        )Chapter 11
dba DeltaPoint, Inc.,                           )
                                                )
Debtor.                                         )
                                                )
EIN No.: 77-0212760                             )
                                                )
                                                )
--------



                  DEBTOR'S FIRST AMENDED PLAN OF REORGANIZATION
                              DATED APRIL 25, 2000

        TABLE OF CONTENTS

                                                                                              Page

1.   INTRODUCTION...........................................................................    1
2.   DEFINITIONS............................................................................    2
3.   DESIGNATION OF CLASSES OF CLAIMS AND INTERESTS.........................................    9
     3.1   Class 1..........................................................................    9
     3.2   Class 2..........................................................................    9
     3.3   Class 3..........................................................................    9
     3.4   Class 4..........................................................................    9
     3.5   Class 5..........................................................................   10

4.   TREATMENT OF UNCLASSIFIED CLAIMS                                                          10
     4.1   Allowed Administrative Claims....................................................   10
     4.2   Tax Claims.......................................................................   10

5.   CLASSES OF CLAIMS AND INTERESTS NOT IMPAIRED UNDER THE PLAN............................   11
6.   TREATMENT OF CLASSES OF CLAIMS AND INTERESTS...........................................
     THAT ARE IMPAIRED UNDER THE PLAN.......................................................   11
     6.1   Class 1 Claims (Priority Claims).................................................   11
     6.2   Class 2 Claim (Savoir Technology Group, Inc.)....................................   11
     6.3   Class 3 Claims (Unsecured Creditors).............................................   11
     6.4   Class 4 Interests (Common Stock).................................................   11
     6.5   Class 5 Interests (Options and Warrants).........................................   12

7.   MEANS FOR IMPLEMENTATION OF THE PLAN...................................................   12
     7.1   Liquidation Proceeds; Remaining Assets...........................................   12
     7.2   Disbursement of Funds............................................................   12
     7.3   Responsible Person...............................................................   12
     7.4   Expedited Procedure for Compromise of Controversy, Sale or Abandonment...........   14
     7.5   Corporate Formalities............................................................   14
     7.6   Compensation and Reimbursement of Professionals..................................   15
     7.7   Amendment of Charter to Prohibit the Issuance of Non-Voting Equity Securities....   15
     7.8   Unclaimed Property...............................................................   15
     7.9   Dissolution of Corporation.......................................................   15

8.   EXECUTORY CONTRACTS AND UNEXPIRED LEASES...............................................   16
     8.1   Assumption of Executory Contracts................................................   16
     8.2   Rejection of Executory Contracts and Unexpired Leases............................   16
     8.3   Treatment of Executory Contracts and Unexpired Leases............................   16
     8.4   Rejection Claims.................................................................   16

9.   PROOFS OF CLAIM; EVIDENCE OF EQUITY SECURITY; OBJECTIONS...............................   17
     9.1   Time for Filing Proofs of Claim..................................................   17
     9.2   Evidence of Claim or Interest....................................................   17
     9.3   Time for Filing Objections.......................................................   18
     9.4   Disputed Claims and Disputed Interests; Reserve Accounts.........................   18

10.  RESERVATION OF POWERS..................................................................   18

11.  WAIVER.................................................................................   18

12.  REQUEST FOR CONFIRMATION...............................................................   18

13.  RETENTION OF JURISDICTION..............................................................   18

14.  EFFECT OF CONFIRMATION.................................................................   20
     14.1  Binding Effect...................................................................   20
     14.2  Vesting of Property..............................................................   20
     14.3  Discharge........................................................................   20

15.  CHAPTER 11 POST-CONFIRMATION REPORTS AND FINAL DECREE..................................   20
     15.1  Post-Confirmation Reports........................................................   20
     15.2  Service of Reports...............................................................   21
     15.3  Final Decree.....................................................................   21

16.  MISCELLANEOUS..........................................................................   21
     16.1  Headings.........................................................................   21
     16.2  Singular/Plural..................................................................   21

                                      -ii-

     16.3  Gender..........................................................................    21
     16.4  Revocation and Withdrawal.......................................................    21
     16.5  Notices.........................................................................    22
     16.6  Reservation of Rights...........................................................    22
     16.7  Computation of Time Periods.....................................................    23

           Site Technologies, Inc., a California corporation ("Site", the "Debtor" or the "Company") proposes this Plan of Reorganization (the "Plan") pursuant to the provisions of Chapter 11 of the Bankruptcy Code.

1. INTRODUCTION

1.1 On February 2, 1999, the Debtor filed its Voluntary Petition under Chapter 11 of the Bankruptcy Code. Chapter 11 sets forth the rules and procedures under which financially distressed entities may be reorganized or liquidated pursuant to a plan of reorganization presented to creditors and stockholders for consideration and approval. Confirmation of the Plan is the culmination of that process.

1.2 The Plan sets forth a proposal for the satisfaction, discharge and/or cancellation of all Claims against and Interests in the Debtor. With the Plan, Creditors and Equity Security Holders will receive a Ballot for voting on the Plan, and a Disclosure Statement that provides information concerning the Debtor and the Plan. The Disclosure Statement includes a summary of the Debtor's history, a summary of significant events during the Chapter 11 case, an estimate of what certain Creditors and Interest holders will receive under the Plan and a summary of the procedures and voting requirements necessary for confirmation of the Plan. You should thoroughly review both the Plan and the Disclosure Statement before deciding whether you will accept or reject the Plan.

1.3 CREDITORS AND EQUITY SECURITY HOLDERS WISHING TO VOTE ON THE PLAN SHOULD COMPLETE THE BALLOT PROVIDED AND RETURN IT NO LATER THAN MAY 30, 2000 TO:

                                 MURRAY & MURRAY
                           A PROFESSIONAL CORPORATION
                          ATTN: JANICE M. MURRAY, ESQ.
                           3030 HANSEN WAY, SUITE 200
                        PALO ALTO, CALIFORNIA 94304-1009

IF YOUR BALLOT IS NOT RETURNED BY MAY 30, 2000, IT MAY NOT BE CONSIDERED. BALLOTS WHICH ARE RETURNED BUT NOT PROPERLY EXECUTED WILL NOT BE CONSIDERED. BALLOTS WHICH ARE EXECUTED BUT WHICH FAIL TO INDICATE

EITHER ACCEPTANCE OR REJECTION OF THE PLAN WILL BE CONSIDERED AS ACCEPTING THE PLAN.

2. DEFINITIONS

        The following terms used in this Plan shall, unless the context otherwise clearly requires, have the meanings specified below, and such meanings shall be equally applicable to both the singular and plural forms of such terms.

2.1 "ADMINISTRATIVE CLAIM" means a Claim for any cost or expense of administration of a kind specified in Section 503(b) of the Bankruptcy Code that is entitled to priority under Section 507(a)(1) of the Bankruptcy Code, including, without limitation, any actual and necessary costs and expenses of preserving the Bankruptcy Estate incurred on or after the Petition Date and through and including the Effective Date, any cure amounts that must be paid in connection with the assumption of any executory contract or unexpired lease of the Debtor under Section 365 of the Bankruptcy Code, Bankruptcy Fees, and allowance of compensation for legal or other services and reimbursement of expenses under Sections 330 and 331 of the Bankruptcy Code or otherwise allowed by the Bankruptcy Court.

2.2 "ALLOWED ADMINISTRATIVE CLAIM" means all or any portion of an Administrative Claim that has either been (i) allowed by a Final Order or (ii) has not been objected to within the time period established by the Plan or by an order of the Bankruptcy Court.

2.3 "ALLOWED CLAIM" means a Claim (a) which is an Allowed Claim pursuant to the terms of the Plan; (b) with respect to which a Proof of Claim has been filed with the Bankruptcy Court within the time ordered by the Bankruptcy Court, or if no time is ordered by the Bankruptcy Court, within the time prescribed by the Plan, the Bankruptcy Code, the Bankruptcy Rules or by Local Rules, and to which no objection has been filed within the time fixed by the Plan or the Bankruptcy Court; (c) which has been listed on Schedule D, E or F of the Debtor's Schedules filed with the Bankruptcy Court pursuant to Section 521(1) of the Bankruptcy Code and Bankruptcy Rule 1007(b), as may be amended, (the "Schedules"), and is not listed as disputed, contingent, unliquidated or unknown as to amount; or (d) which is allowed by a Final

Order of the Bankruptcy Court. Except for a Claim which is allowed pursuant to the terms of the Plan, no Claim shall be considered an Allowed Claim if an objection to the allowance thereof is interposed by the Debtor or other party in interest within the time fixed by the Plan or the Bankruptcy Court, and such objection has not been denied by a Final Order of the Bankruptcy Court.

2.4 "ALLOWED INTEREST" means the Interest of an Equity Security Holder (a) which is an Allowed Interest pursuant to the terms of the Plan; (b) in respect to which a Proof of Interest has been filed with the Bankruptcy Court within the time ordered by the Bankruptcy Court, or if no time is ordered by the Bankruptcy Court, within the time prescribed by the Plan, the Bankruptcy Code, the Bankruptcy Rules or by Local Rules, and to which no objection has been filed within the time fixed by the Plan or the Bankruptcy Court; or (c) which has been listed on the Debtor's List of Equity Security Holders filed with the Bankruptcy Court pursuant to Bankruptcy Rule 1007(a)(3), as may be amended, (the "List of Equity Security Holders"), and is not listed as disputed, contingent, unliquidated or unknown as to class or amount. Except for an Interest which is allowed pursuant to the terms of the Plan, no Interest shall be considered an Allowed Interest if an objection to the allowance thereof is interposed by the Debtor or other party in interest within the time fixed by the Plan or the Bankruptcy Court, and such objection has not been denied by a Final Order of the Bankruptcy Court. Pursuant to Bankruptcy Rule 3021, only Allowed Class 4 Interests of Equity Security Holders as of the Distribution Date shall be entitled to receive a Distribution under this Plan.

2.5 "ALLOWED SECURED CLAIM" means an Allowed Claim secured by a lien, security interest, or other charge against or interest in property in which the Debtor has an interest or that is subject to setoff under Section 553 of the Bankruptcy Code, to the extent of the value (as specified in the Plan, or if no value is specified, as determined in accordance with Section 506(a) of the Bankruptcy
Code) of the interest of a holder of such Allowed Claim in the Debtor's interest in such property or to the extent of the amount subject to setoff, as the case may be.

2.6 "ALLOWED UNSECURED CLAIM" means any Allowed Claim, including a Rejection Claim, but excluding Allowed Secured Claims, Allowed Administrative Claims, Priority Claims, and Tax Claims.

2.7 "AVOIDANCE CLAIMS" means any claims for relief of the Debtor arising under
(i) any of Sections 542, 543, 544, 545, 546, 547, 548, 549, 550 and 553 of the
Code; or (ii) law or equity by virtue of decisional law, rule, regulation or statute under any other applicable state or federal law.

2.8 "BALLOT" means the form distributed to holders of Claims and Interests on which an acceptance or rejection of the Plan is to be stated.

2.9 "BANKRUPTCY CASE" or "CASE" means the bankruptcy case commenced by the Debtor's filing with the Bankruptcy Court of a Voluntary Petition under Chapter 11 of the Bankruptcy Code.

2.10 "BANKRUPTCY CODE" OR "CODE" means Title 11 of the United States Code and also includes Sections 157, 158, 1334, 1408-1412, and 1452 of Title 28 of the United States Code.

2.11 "BANKRUPTCY COURT" OR "COURT" means the United States Bankruptcy Court for the Northern District of California, San Jose Division, having jurisdiction over the Bankruptcy Case and, to the extent of any reference made pursuant to 28 U.S.C. Section 157(a) and Local Rule 5011-1, the unit of such District Court constituted pursuant to 28 U.S.C. Section 151, commonly referred to as the United States Bankruptcy Court for the Northern District of California, San Jose Division, and any other courts or panels having competent jurisdiction to hear the Bankruptcy Case or appeals from orders entered therein.

2.12 "BANKRUPTCY ESTATE" means the estate created by the commencement of the Bankruptcy Case and comprised of the property described in Section 541 of the Bankruptcy Code.

2.13 "BANKRUPTCY FEES" mean the quarterly fees payable under Section 1930 of Title 28 of the United States Code.

2.14 "BANKRUPTCY RULES" means the Federal Rules of Bankruptcy Procedure promulgated under 28 U.S.C. Section 2075, as amended, as applicable to this Bankruptcy Case.

2.15 "CLAIM" means any right to payment, or right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, from the Debtor, whether or not such right to payment or right to an equitable remedy is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured.

2.16 "CLAIMS BAR DATE" means June 1, 1999, the date established by order of the Bankruptcy Court pursuant to Bankruptcy Rule 3003(c) as the deadline for filing proofs of Claim in the Bankruptcy Case.

2.17 "CLASS" means a category or group of holders of Claims or Interests as designated pursuant to the Plan.

2.18 "COMPANY" or "DEBTOR" means Site Technologies, Inc., a California corporation.

2.19 "CONFIRMATION" means the entry by the Bankruptcy Court of the Confirmation Order.

2.20 "CONFIRMATION DATE" means the date on which the Bankruptcy Court enters the Confirmation Order.

2.21 "CONFIRMATION HEARING" means the hearing held before the Bankruptcy Court in which the Debtor will seek Confirmation of this Plan, including any and all adjournments thereof.

2.22 "CONFIRMATION ORDER" means the order entered by the Bankruptcy Court approving and confirming the Plan in accordance with the provisions of Chapter 11 of the Bankruptcy Code.

2.23 "CREDITOR" means any entity holding a Claim against the Debtor.

2.24 "DEBTOR'S PROFESSIONALS" collectively means Murray & Murray, A Professional Corporation, Wilson, Sonsini, Goodrich & Rosati, PricewaterhouseCoopers and/or their successors, if any; such other professionals whose employment by the Debtor is approved by order of the Bankruptcy Court; and, following the Effective Date, any professionals engaged by the Debtor to represent or assist it in fulfilling the duties and obligations of the Debtor under the Plan after the Effective Date, and administering the Plan, the Bankruptcy Case and the Bankruptcy Estate, reviewing Claims and Interests, objecting to Disputed Claims and Disputed Interests as appropriate, supervising the preparation and filing of the Debtor's final tax returns, and closing the Bankruptcy Case.

2.25 "DISCLOSURE STATEMENT" means that informational disclosure statement issued by the Debtor pursuant to Section 1125 of the Bankruptcy Code and accompanying this Plan, and which has heretofore been approved by the Bankruptcy Court pursuant to the Order Approving Disclosure Statement.

2.26 "DISPUTED CLAIM" means a Claim against the Debtor (a) that has been listed in the Debtor's Schedules as disputed, contingent or unliquidated, or; (b) as to which an objection or adversary proceeding has been filed within the time fixed by the Bankruptcy Court and which objection or adversary proceeding has not been withdrawn or disposed of by a Final Order of the Bankruptcy Court.

2.27 "DISPUTED CLAIMS RESERVE ACCOUNT" means a segregated interest-bearing account maintained and administered by the Debtor at a depository approved by the Office of the United States Trustee for the purpose of holding cash payments attributable to Disputed Claims.

2.28 "DISPUTED INTERESTS" means an Interest in the Debtor (a) that has been listed on the List of Equity Security Holders (as may be amended) as disputed, contingent or unliquidated, or (b) as to which an objection or adversary proceeding has been filed within the time fixed by the Bankruptcy Court and which objection or adversary proceeding has not been withdrawn or disposed of by a Final Order of the Bankruptcy Court.

2.29 "DISPUTED INTERESTS RESERVE ACCOUNT" means a segregated interest-bearing account maintained and administered by the Debtor at a depository approved by the Office of the United States Trustee for the purpose of holding cash payments attributable to Disputed Interests.

2.30 "DISTRIBUTION(s)" means the monies to be distributed under the Plan to holders of Allowed Claims and Allowed Interests.

2.31 "DISTRIBUTION DATE" means the date of commencement of Distribution(s) under the Plan.

2.32 "EFFECTIVE DATE" means: the first business day which is eleven (11) calendar days after the Confirmation Date, provided the Confirmation Order has become a Final Order.

2.33 "EMPLOYMENT AGREEMENT(s)" means (i) as to Jeffrey F. Ait, that certain employment letter dated March 24, 1997 by and between Jeffrey F. Ait and the Debtor, and (ii) as to Sharon Fugitt, that certain Employment Agreement dated June 1, 1998 by and between Sharon Fugitt and the Debtor.

2.34 "EQUITY SECURITY" means (a) a share in the Debtor, whether or not transferable or denominated "stock", or similar security; or (b) a warrant or right (other than a right to convert) to purchase, sell, or subscribe to a share, security, or interest of a kind specified in subparagraph (a) of this section.

2.35 "EQUITY SECURITY HOLDER" means a holder of record, or if appropriate, the beneficial owner, of any Equity Security of the Debtor as of (a) the Petition Date, (b) the date the Order Approving Disclosure Statement is entered, or (c) the Distribution Date, as the context requires.

2.36 "FINAL ORDER" means an order entered on the docket by the Bankruptcy Court which is no longer subject to appeal, certiorari proceedings or other proceedings for review or rehearing, and as to which no appeal, certiorari proceedings, or other proceedings for review or rehearing are pending.

2.37 "INTEREST" means the rights and property interests represented by an Equity Security of the Debtor.

2.38 "LOCAL RULES" means the Local Rules of the United States District Court for the Northern District of California, as amended, as applicable to this Bankruptcy Case.

2.39 "ORDER APPROVING DISCLOSURE STATEMENT" means the Order Approving Disclosure Statement, Fixing Time for Filing Acceptances or Rejections of Plan, Fixing Time for Confirmation, Combined with Notice Thereof entered by the Bankruptcy Court with respect to the Debtor's Disclosure Statement, a copy of which accompanies this Plan.

2.40 "PETITION DATE" means February 2, 1999, the date on which this Bankruptcy Case was commenced.

2.41 "PLAN" means this Plan of Reorganization, including any modification(s) hereof and/or amendment(s) hereto that comply with Section 1127 of the Bankruptcy Code and Bankruptcy Rule 3019.

2.42 "POST-PETITION INTEREST" means interest at the federal statutory rate set by 28 U.S.C. Section 1961, accruing from the Petition Date. As of the Petition Date, said interest rate was 4.584%.

2.43 "PRIORITY CLAIM" means any Allowed Claim entitled to priority pursuant to
Section 507(a) of the Bankruptcy Code, but not including Administrative Claims and Tax Claims.

2.44 "PRO RATA" means the ratio that an Allowed Claim or Allowed Interest in a particular Class bears to the aggregate amount of all Allowed Claims or Allowed Interests in such Class.

2.45 "REJECTION CLAIM" means an Allowed Unsecured Claim arising from the Debtor's rejection of an unexpired lease or executory contract pursuant to the Plan or pursuant to an order of the Bankruptcy Court.

2.46 "RESPONSIBLE PERSON" means the individual designated by the Debtor under the Plan, or as otherwise designated by order of the Bankruptcy Court, to assist the Debtor in (a) fulfilling the duties and obligations of the Debtor under the Plan, and (b) fully administering the Bankruptcy Estate as required by the Plan, the Confirmation Order, the Bankruptcy Code and the Bankruptcy Rules, which duties and obligations include, without limitation, the facilitation of Distributions pursuant to the Plan, reviewing Claims and Interests, objecting to Disputed Claims and Disputed Interests, supervising the preparation and filing of the Debtor's final tax returns and closing the Bankruptcy Case.

2.47 "SAVOIR" means Savoir Technology Group, Inc.

2.48 "STARBASE" means StarBase Corporation, a Delaware corporation.

2.49 "STARBASE AGREEMENT" means that certain Asset Purchase and Sale Agreement by and between the Debtor and StarBase dated as of December 18, 1998, which sets forth the terms and conditions of the StarBase Sale and which was approved by order of the Bankruptcy Court entered March 11, 1999.

2.50 "STARBASE SALE" means the transaction contemplated by the StarBase
Agreement.


2.51 "TAX CLAIM" means any Allowed Claim entitled to priority pursuant to section 507(a)(8) of the Bankruptcy Code.

2.52 "TRANSFER AGENT" means U.S. Stock Transfer Corporation.

2.53 "UNCLAIMED PROPERTY" means any Distribution that cannot be delivered to, or is not accepted by (i) the holder of an Allowed Claim and/or (ii) the holder of an Allowed Interest of an Equity Security Holder as of the Distribution Date, and shall include, without limitation, checks (and the funds represented thereby) that are returned as undeliverable without a proper forwarding address, are not cashed, or not delivered because of the absence of a proper address to which to deliver the Distribution together with any interest on said funds.

2.54 "U.S. TRUSTEE" means the office of the United States Trustee for Region 17 of the United States.

     A term used in the Plan that is not herein defined but is used in the Bankruptcy Code or the Bankruptcy Rules shall have the meaning assigned to such term in the Bankruptcy Code or the Bankruptcy Rules.

        3. DESIGNATION OF CLASSES OF CLAIMS AND INTERESTS

        The Allowed Claims against and Allowed Interests in the Debtor are designated and classified below for purposes of the Plan. Except to the extent the Plan provides otherwise, a Claim or Interest that is properly includable in more than one Class is classified in a particular Class only to the extent that it qualifies within the description of that Class, and is placed in a different Class to the extent it qualifies within the description of such different Class.

3.1 Class 1. Priority Claims.

3.2 Class 2. Allowed Secured Claim of Savoir Technology Group, Inc.

3.3 Class 3. Allowed Unsecured Claims.

3.4 Class 4. Allowed Interests (common stock) of Equity Security Holders as of the Distribution Date.

3.5 Class 5. Allowed Interests of the holders of outstanding, unterminated options, warrants and/or other rights to acquire any Equity Security of the Debtor.


        4. TREATMENT OF UNCLASSIFIED CLAIMS

        Unclassified Claims shall be treated as follows:

4.1 Allowed Administrative Claims . Each holder of an Allowed Administrative Claim shall receive payment of such Claim, in cash, in full, upon the latest of
(i) the Effective Date, (ii) if such Claim is a Disputed Claim, upon allowance of such Claim by a Final Order of the Bankruptcy Court, (iii) if such Claim is incurred after the Petition Date in the ordinary course of the Debtor's business, within such time as payment is due pursuant to the terms giving rise to such Claim, or (iv) such other time as may be agreed to by the holder of such Claim. Any request for allowance of an Administrative Claim pursuant to Section 503(a) of the Bankruptcy Code, other than by the Debtor's Professionals and the U.S. Trustee, must be filed within ten (10) days following the Effective Date or the holder of such Claim will be forever barred from asserting such Claim or receiving any payment on account of such Claim. Bankruptcy Fees shall be paid by the Debtor to the U.S. Trustee, for deposit into the Treasury, for each quarter (including any fraction thereof) until this Case is converted, dismissed or closed pursuant to a final decree, as required by 28 U.S.C. Section 1930(a)(6).


4.2 Tax Claims. Each holder of a Tax Claim will be paid in full on the latest of
(i) the Effective Date of the Plan, (ii) upon allowance by the Bankruptcy Court, or (iii) such other time as may be agreed to by the holder of such claim; provided, however, the Debtor may elect to pay Tax Claims in deferred cash payments, over a period not exceeding six (6) years after date of assessment. However, in no event shall the holder of a Tax Claim be paid prior to the payment in full or reservation for Allowed Secured Claims and Allowed Claims entitled to priority pursuant to Section 507(a)(1) through (a)(7) of the Bankruptcy Code.

5. CLASSES OF CLAIMS AND INTERESTS NOT IMPAIRED UNDER THE PLAN.

        There are no classes of Claims and Interests which are not impaired under the Plan.

6. TREATMENT OF CLASSES OF CLAIMS AND INTERESTS THAT ARE IMPAIRED UNDER THE PLAN

        The following classes of Claims and Interests are impaired under the Plan, and shall be treated as follows:

6.1 Class 1 Claims (Priority Claims). Each holder of a Claim in Class 1 shall receive payment in cash in full, plus Post-Petition Interest, on the Effective Date.

6.2 Class 2 Claim (Savoir Technology Group, Inc.). The Class 2 Claim of Savoir is based on prepetition loans and advances, in the principal amount of approximately $200,000, plus interest, as evidenced by certain notes, security agreements and UCC-1 financing statements. Savoir shall retain its lien to the extent not avoidable, which lien will attach to the proceeds from the sale of its collateral. Savoir's Allowed Secured Claim will be paid in full on the latest of (i) the Effective Date, (ii) ten (10) days following entry of a Final Order allowing its Class 2 Claim or (iii) such date as otherwise agreed between the Debtor and Savoir. The balance of any Claim by Savoir will be treated as a Class 3 Claim.

6.3 Class 3 Claims (Unsecured Creditors). The holders of Class 3 Allowed Unsecured Claims shall receive payment in cash in full, including Post-Petition Interest, as soon as practicable after the Effective Date, but in no event later than the later of (i) thirty (30) days after the Effective Date or (ii) upon resolution of all Disputed Claims, including Rejection Claims; provided, however, no payment shall be made to members of Class 3 until after the payment of or reservation for all Allowed Administrative Claims, Allowed Secured Claims, Tax Claims, Priority Claims, any other senior Claims, and post-Confirmation expenses of implementing the Plan, winding up the affairs of the Debtor and closing the Bankruptcy Case. In the unlikely event there are insufficient funds available to pay Class 3 Claims in full with Post-Petition Interest as described herein, holders of Class 3 Allowed Unsecured Claims shall be paid pro rata from the funds available for the payment of Class 3 Claims.

6.4 Class 4 Interests (Common Stock). Each Equity Security Holder with an
Allowed

Class 4 Interest as of the Distribution Date shall receive a pro rata distribution from available funds, as soon as practicable after (i) the payment of or reservation for all Allowed Administrative Claims, Allowed Secured Claims, Tax Claims, Priority Claims, Allowed Unsecured Claims, any other senior Claims, and post-Confirmation expenses of implementing the Plan, winding up the affairs of the Debtor and closing the Bankruptcy Case and (ii) resolution of or reservation for all Disputed Claims and Disputed Interests. All Class 4 Interests shall otherwise be canceled and extinguished on the Distribution Date.

6.5 Class 5 Interests (Options and Warrants). The holders, as of the Effective Date, of outstanding unterminated options and warrants to acquire the Debtor's common stock shall receive nothing under the Plan and their respective interests shall otherwise be canceled and extinguished on the Effective Date.

7.  MEANS FOR IMPLEMENTATION OF THE PLAN

7.1 Liquidation Proceeds; Remaining Assets. Proceeds from the sale of the StarBase stock, the auction and the Blum compromise will be the primary source of funds for execution of the Plan. Any other assets of the Debtor (e.g., Avoidance Claims) shall be liquidated as appropriate, except for those assets which the Responsible Person determines to be burdensome or of inconsequential value, which assets will be abandoned.

7.2 Disbursement of Funds. The Debtor shall make the payments to all creditors with Allowed Claims. The Debtor shall wire transfer the balance of funds designated for shareholders to the Transfer Agent with appropriate instructions from the Responsible Person directing the Transfer Agent to make a pro rata distribution to shareholders of record as of the Distribution Date.

7.3 Responsible Person.

A. Jeffrey F. Ait ("Ait"), the Debtor's Chief Executive Officer and Chief Financial Officer, shall be designated as the Responsible Person. The Responsible Person shall be compensated on an hourly basis at an hourly rate not to exceed $200.00 from and after the Effective Date. The Responsible Person may, in his discretion, employ such other persons as may be necessary to assist him in this Case. In the event that Ait is unable to serve as the Responsible Person, the Debtor's Board of Directors will appoint an individual to serve as the Responsible Person.

B. The Responsible Person, on behalf of the Debtor, is authorized to liquidate the remaining assets of the Bankruptcy Estate and/or abandon such assets as the Responsible Person determines to be burdensome or of inconsequential value to the Bankruptcy Estate. The Responsible Person may enforce any claims and prosecute any causes of action in favor of the Bankruptcy Estate, including, without limitation, any actions under Sections 510, 542, 543, 544, 545, 547, 548 and 549 of the Bankruptcy Code.

C. The Responsible Person may review and object to Claims and Interests, enter into compromises to allow and satisfy Disputed Claims and Disputed Interests and settle and liquidate any claim or cause of action that the Debtor may have against a third party.

D. The Responsible Person is authorized to retain, employ and utilize such professionals as may be necessary without further approval of the Bankruptcy Court.

E. The Responsible Person shall review and approve the Distribution amounts to Creditors and to the Transfer Agent (on behalf of shareholders of record as of the Distribution Date) and shall be responsible for making, or causing to be made, Distributions pursuant to the Plan.

F. The Responsible Person shall be responsible for moving for the entry of a final decree in this case and preparing and filing status reports as may be required by the Bankruptcy Court in connection with the final decree. The Responsible Person shall be discharged from all duties and responsibilities of the Plan upon the issuance of the final decree. The Responsible Person shall be entitled to destroy all records in his possession upon entry of the final decree, except such corporate formation documents, minutes and other records as the Responsible Person considers to be material and original executed copies of documents filed with the Securities and Exchange Commission, all of which shall be retained for five (5) years, and tax returns and related records, which shall be retained for six (6) years; provided, however, that in any event, such records as required by the Internal Revenue Service shall be retained at least until April 15, 2004.

G. The Responsible Person shall do all things necessary and appropriate to assist the Debtor in fulfilling the duties and obligations of the Debtor under the Plan and fully administering the Bankruptcy Estate as required by the Plan, the Confirmation Order, the Bankruptcy Code and the Bankruptcy Rules.

7.4 Expedited Procedure for Compromise of Controversy, Sale or Abandonment. Subject to the notice procedures set forth in this Section, the Responsible Person is authorized to (i) enter into binding compromises to allow and satisfy Disputed Claims and Disputed Interests or settle and liquidate any claim or cause of action of the Debtor, (ii) sell the Debtor's remaining assets, and/or
(iii) abandon property of the Bankruptcy Estate which the Responsible Person determines to be burdensome or of inconsequential benefit to the Bankruptcy Estate. The Responsible Person shall mail written notice of any such compromise, disposition, or abandonment to the twenty (20) largest unsecured creditors, the U.S. Trustee and those parties who have filed a written request that all notices be mailed to them. If no party serves on the Responsible Person and Debtor's counsel a written objection or demand for a hearing on the compromise, disposition, or abandonment within ten (10) days of mailing of such notice, the compromise, disposition or abandonment shall be effective, final and binding on all Creditors, Equity Security Holders, and other parties in interest in this Case without further approval or action by the Court. The time for serving written objections shall not be extended pursuant to Rule 9006(f) of the Bankruptcy Rules. If timely notice of an objection to the compromise, disposition or abandonment is served on the Responsible Person and Debtor's counsel, the Responsible Person shall (i) withdraw the proposed compromise, disposition or abandonment wherein it will be without force and effect, or (ii) move for the approval of the compromise, disposition or abandonment on notice to the twenty (20) largest unsecured creditors, the U.S. Trustee and those parties who have filed a written request that all notices be mailed to them.

7.5 Corporate Formalities. The Responsible Person is authorized on behalf of the Debtor to execute all instruments, agreements and documents and to take all action by the Debtor necessary to effectuate the provisions of the Plan without further action by the Debtor's board of directors or shareholders.

7.6 Compensation and Reimbursement of Professionals. All professionals shall be entitled to payment of their post-Confirmation fees and reimbursement of expenses on a monthly basis. Professionals shall serve a detailed statement of unpaid fees and expenses on the Responsible Person. If there is no objection to the requested fees and expenses within ten (10) days of service by the professional, the Responsible Person shall pay the requested amount in full. If the Responsible Person objects to a portion of the fees or expenses submitted by any professional, the Responsible Person shall timely pay the undisputed portion of such fees and expenses and shall reserve monies in the amount of the disputed fees and expenses pending resolution of said objection by (i) written agreement between the party requesting such fees and expenses and the disputing party, or
(ii) resolution of the disputed amount by the Bankruptcy Court pursuant to a Final Order. Professionals shall not otherwise be required to file applications for Court approval of post-Confirmation fees and expenses.

7.7 Amendment of Charter to Prohibit the Issuance of Non-Voting Equity Securities. Pursuant to the requirements of Section 1123(a)(6) of the Bankruptcy Code, the Certificate of Incorporation of the Debtor shall be, and it hereby is deemed amended as of the Effective Date to conform to the Bankruptcy Code provision which prohibits the issuance of non-voting equity securities and requires, among other things, the distribution of voting power equitably among the classes of voting securities.

7.8 Unclaimed Property. With respect to each Allowed Claim and Allowed Interest, the existence of Unclaimed Property on the 90th day following a Distribution shall cause the respective Allowed Claim or Allowed Interest to be disallowed, and the amount of the Unclaimed Property shall become available for distribution pursuant to the Plan.

7.9 Dissolution of Corporation. Pursuant to authority contained in Section
1400 of the California Corporations Code, the Debtor shall be dissolved and its corporate existence terminated without further corporate action upon the entry of a final decree in this case pursuant to Rule 3022 of the Bankruptcy Rules. The Confirmation Order shall be deemed an order authorizing and directing the Responsible Person to file a certificate of dissolution as required by Section 1401 of the California Corporations Code and the Responsible Person shall file such certificate concurrently with the request for entry of a final decree.

                  8. EXECUTORY CONTRACTS AND UNEXPIRED LEASES

8.1 Assumption of Executory Contracts. Except as previously provided by Bankruptcy Court order, no other executory contract or unexpired lease will be assumed by the Debtor.

8.2 Rejection of Executory Contracts and Unexpired Leases. Without admitting the validity of any other executory contract or unexpired lease, any executory contract or unexpired lease not expressly assumed under the Plan or otherwise assumed (and assigned, where applicable) pursuant to prior Bankruptcy Court order, shall be rejected as of the Effective Date, subject to Section 8.3.

8.3 Treatment of Executory Contracts and Unexpired Leases. The Debtor reserves the right to apply to the Bankruptcy Court prior to Confirmation to assume, assume and assign, or reject, pursuant to Bankruptcy Code Section 365, any and all contracts that are executory and leases that are unexpired. All executory contracts and unexpired leases of the Debtor that are not (a) assumed or assumed and assigned prior to Confirmation, (b) the subject of a pending motion to assume or assume and assign filed prior to Confirmation, or (c) assumed or assumed and assigned pursuant to the terms of the Plan are hereby rejected by the Debtor. Confirmation of the Plan shall be deemed to constitute Bankruptcy Court approval of such rejection.

8.4 Rejection Claims. Rejection Claims shall be classified as Class 3 Claims.

A. In connection with the Debtor's rejection of the Lease, the Sublease and the Equipment Leases, the Court entered its orders requiring these parties to submit their Rejection Claims, if any, on or before June 1, 1999.

B. With respect to the rejection of any other executory contracts or unexpired leases under the Plan, within thirty (30) days following the Effective Date, the holder of a Rejection Claim (not subject to Section 8.4.A above) shall file with the Bankruptcy Court, and serve on the Debtor's counsel, a proof of Claim evidencing such Rejection Claim or be forever barred from asserting any such Claim or receiving any payment on account of such Claim.

          9. PROOFS OF CLAIM; EVIDENCE OF EQUITY SECURITY; OBJECTIONS

9.1 Time for Filing Proofs of Claim. Proofs of Claim shall be filed with the Bankruptcy Court no later than the Claims Bar Date.

9.2 Evidence of Claim or Interest.

A. As soon as practicable after the Distribution Date, the Debtor shall obtain from the Transfer Agent a list of all Equity Security Holders of record and their respective Interests as of the Distribution Date. Said list shall be conclusively presumed to be complete and accurate in all respects. The Debtor, its professionals and the Responsible Person shall be entitled to rely on said list in connection with any Distributions to be made to Class 4 Interests.

B. For purposes of any Distribution under the Plan, the Debtor and the Responsible Person shall have no obligation to recognize any transfer of Claims or Interests occurring on or after the Distribution Date. The Debtor, its professionals and the Responsible Person shall be entitled to recognize and deal for all purposes with only those claimholders of record stated on the claims docket maintained by the Bankruptcy Court and those stockholders of record stated on the stock records maintained by the Transfer Agent as of the Distribution Date.

C. The Responsible Person shall cause the Debtor to make the payments to all creditors with Allowed Claims. The Responsible Person shall also cause the Debtor to wire transfer the balance of funds designated for shareholders to the Transfer Agent who will be instructed by the Responsible Person to make a pro rata distribution to shareholders of record as of the Distribution Date.

9.3 Time for Filing Objections. Any objection to any Claim or Interest shall be filed no later than ninety (90) days after the Effective Date.

9.4 Disputed Claims and Disputed Interests; Reserve Accounts. Only Allowed Claims and Allowed Interests shall be entitled to a Distribution under the Plan. If appropriate, the Debtor shall maintain and administer a Disputed Claims Reserve Account and a Disputed Interests Reserve Account. Cash payments attributable to Disputed Claims and Disputed Interests shall be maintained in the appropriate reserve account until such time as such Claim or Interest is allowed or disallowed pursuant to a Final Order.

                            10. RESERVATION OF POWERS

10.1 Nothing in the Plan shall be deemed to constitute a waiver of the powers of the Debtor as a debtor in possession under the Bankruptcy Code, the Bankruptcy Rules or the Local Rules, and the Debtor shall retain after Confirmation and after the Effective Date, all powers granted by the Bankruptcy Code, the Bankruptcy Rules and the Local Rules.

                                   11. WAIVER

11.1 After the entry of the Order of Confirmation by the Bankruptcy Court and except as otherwise specifically set forth in the Plan, any term of the Plan may be waived only by the party or parties entitled to the benefit of the term to be waived.

                          12. REQUEST FOR CONFIRMATION

12.1 The Debtor, as proponent of the Plan, requests Confirmation of the Plan.

12.2 In the event any impaired Class shall fail to accept this Plan in accordance with Section 1129(a)(8) of the Bankruptcy Code, the Debtor requests that the Bankruptcy Court confirm the Plan in accordance with the provisions of
Section 1129(b) of the Bankruptcy Code.

                          13. RETENTION OF JURISDICTION

13.1 After Confirmation, the Bankruptcy Court shall retain and have all authority and jurisdiction as is allowed under the Bankruptcy Code and other applicable law to enforce the provisions, purposes, and intent of this Plan including, without limitation, matters or proceedings that relate to:

A. The StarBase Sale.

B. Allowance, disallowance, adjustment, treatment, or liquidation of Claims and Interests and objections thereto;

C. The assumption, assignment, or rejection of any executory contract or unexpired lease, or any agreement, lease, contract, sale, purchase, assignment, or other action taken with regard to property of the Debtor;

D. The title, rights, or interests of the Debtor in any property;

E. Any right, power, action, or duty of the Debtor under this Plan;

F. Any determination or estimation necessary or appropriate under Section 505 of the Bankruptcy Code or other determination or estimation relating to tax returns filed or to be filed by the Debtor for periods through the end of the fiscal year in which the Effective Date occurs, including, without limitation, the determination of the amount of taxes, net operating losses, tax attributes, tax benefits, tax refunds, and related matters of the Debtor;

G. Requests for payment of Claims entitled to priority under Section 507(a) of the Bankruptcy Code, including compensation and reimbursement of expenses for professionals, to the extent Bankruptcy Court approval therefor is required under this Plan or the Confirmation Order;

H. Resolution of controversies and disputes, including the correction of any mistake, defect, or omission regarding interpretation or enforcement of this Plan, the Confirmation Order, and any agreements referred to herein or executed in contemplation of or to implement this Plan;

I. Implementation of the provisions of this Plan and entry of orders in aid of Confirmation of this Plan, including, without limitation, appropriate orders to protect the Debtor from actions by holders of Claims and Interests;

J. Modification of this Plan pursuant to the Bankruptcy Code;

K. Adjudication of any causes of action brought by the Debtor;

L. The entry of an order, including injunctions, necessary to enforce the title, rights, and powers of the Debtor and the purposes and intent of this Plan, and to impose such limitations, restrictions, terms and conditions of such title, rights, and powers as the Court may deem necessary;

M. Such other matters as may be provided under the Bankruptcy Code, this Plan, the Confirmation Order, or other applicable law; and

N. Entry of a final decree closing this Chapter 11 Case, including provisions for injunctive relief as may be equitable, consistent with Bankruptcy Rule 3022.

                           14. EFFECT OF CONFIRMATION

        As of the Effective Date, the effect of Confirmation shall be as provided in Section 1141 of the Bankruptcy Code, and as follows:

14.1 Binding Effect. The provisions of the confirmed Plan shall bind the Debtor, any entity acquiring property under the Plan, any Creditor, and any Equity Security Holder, whether or not the Claim or Interest of such Creditor or Equity Security Holder is impaired under the Plan and whether or not any such Creditor or Equity Security Holder has accepted the Plan.

14.2 Vesting of Property. All property of the Bankruptcy Estate shall vest in the Debtor subject to the terms and conditions of this Plan. All property of the Debtor, except as otherwise provided in this Plan, shall be free and clear of any liens, encumbrances, Claims of Creditors and Interests of Equity Security Holders.

14.3 Discharge. Due to the liquidating nature of this Plan and pursuant to Bankruptcy Code 1141(d)(3), the entry of the Confirmation Order shall not act as a discharge of any debt of the Debtor that arose prior to Confirmation, except to the extent that such debt is paid under the Plan.

            15. CHAPTER 11 POST-CONFIRMATION REPORTS AND FINAL DECREE

15.1 Post-Confirmation Reports. Not later than 90 days after entry of the Confirmation Order, the Debtor shall file a post-Confirmation status report, the purpose of which is to explain the progress made toward substantial consummation of the confirmed Plan. The report shall include a statement of receipts and disbursements, with the ending cash balance, for the entire

90 day period. The report shall also include information sufficiently comprehensive to enable the Court to determine (1) whether the Confirmation Order has become final; (2) whether deposits, if any, required by the Plan have been distributed; (3) whether any property proposed by the Plan to be transferred has been transferred; (4) whether the Debtor under the Plan has assumed the business or the management of the property dealt with by the Plan;
(5) whether the payments under the Plan have commenced; (6) whether accrued fees due to the U.S. Trustee under 28 U.S.C. Section 1930(a)(6) have been paid; and
(7) whether all motions, contested matters and adversary proceedings have been finally resolved. Further reports must be filed every 90 days thereafter until entry of a final decree, unless otherwise ordered by the Court.

15.2 Service of Reports. A copy of each report shall be served, no later than the day upon which it is filed with the Court, upon the U.S. Trustee and such other persons or entities as may request such reports in writing by special notice filed with the Court.

15.3 Final Decree. After the Bankruptcy Estate is fully administered, the Debtor shall file an application for a final decree, and shall serve the application on the U.S. Trustee, together with a proposed final decree. The U.S. Trustee shall have twenty (20) days within which to object or otherwise comment upon the Court's entry of the final decree.

                                16. MISCELLANEOUS

16.1 Headings. The headings contained in the Plan are for convenience of reference only and shall not limit or otherwise affect in any way the meaning or interpretation of the Plan.

16.2 Singular/Plural. All references in the Plan to the singular shall be construed to include references to the plural and vice versa.

16.3 Gender. All references in the Plan to any one of the masculine, feminine or neuter genders shall be deemed to include references to both other such genders.

16.4 Revocation and Withdrawal. The Debtor reserves the right to revoke or withdraw this Plan at any time before the Confirmation Date. If the Debtor revokes or withdraws this Plan prior to the Confirmation Date, or if the Confirmation Date or Effective Date does not occur, then this Plan shall be deemed null and void. In such event, nothing contained herein or in the Disclosure Statement shall be deemed to constitute an admission of validity, waiver or release of any Interests in, or any Claims by or against the Debtor or any other person or prejudice in any manner the rights of the Debtor or any person in any proceeding involving the Debtor.

16.5 Notices. All notices required or permitted to be made in accordance with the Plan shall be in writing and shall be delivered personally or by first class mail, as follows:

           IF TO THE DEBTOR:     Jeffrey F. Ait
                                 Site Technologies, Inc.
                                 1120 Forest Avenue, #301
                                 Pacific Grove, CA 93950

           WITH COPIES TO:       Janice M. Murray, Esq.
                                 Murray & Murray
                                 A Professional Corporation
                                 3030 Hansen Way, Suite 200
                                 Palo Alto, CA 94304-1009


and if to a holder of an Allowed Claim or Allowed Interest, at the address set forth in its proof of Claim or Interest filed with the Bankruptcy Court, or if none, at its address set forth in the Schedules or List of Equity Security Holders. Notices shall be deemed given when delivered or mailed. Any entity may change the address at which such entity is to receive notices under the Plan by
(i) sending written notice, pursuant to the provisions of this section, to the entity to be charged with knowledge of such change and (ii) filing such notice with the Bankruptcy Court.

16.6 Reservation of Rights. Neither the filing of the Plan nor any statement or provision contained in the Plan or in the Disclosure Statement, nor the taking by any party in interest of any action with respect to the Plan, shall (a) be or be deemed to be an admission against interest, and (b) until the Effective Date, be or be deemed to be a waiver of any rights any party in interest may have (i) against any other party in interest, or (ii) in any of the assets of any other party in interest, and, until the Effective Date, all such rights are specifically reserved. In the event that the Plan is not confirmed or fails to become effective, neither the Plan nor the Disclosure Statement nor any statement contained in the Plan or in the Disclosure Statement may be used or relied upon in any manner in any suit, action, proceeding or controversy within or without this Bankruptcy Case involving the Debtor, except with respect to Confirmation of the Plan.

16.7 Computation of Time Periods. In computing any period of time prescribed or allowed by the Plan, the day of the act, event, or default from which the designated period of time begins to run shall not be included. The last day of the period so computed shall be included unless it is a Saturday, a Sunday, or a legal holiday, or, when the act to be done is the filing of a paper in the Bankruptcy Court, a day on which weather or other conditions have made the clerk's office inaccessible, in which event the period runs until the end of the next day which is not one of the aforementioned days.


Dated: April 25, 2000                           SITE TECHNOLOGIES, INC.,
                                                a California corporation


                                                By: /s/ JEFFREY F. AIT
                                                   ---------------------------
                                                       Jeffrey F. Ait
                                                       Chief Executive Officer



MURRAY & MURRAY
A PROFESSIONAL CORPORATION


By: /s/ JANICE M. MURRAY
    -----------------------
       Janice M. Murray
       Attorneys for Debtor